Exhibit 99.1

CIM INCOME NAV, INC.
Fourth Amended and Restated Share Redemption Program

Effective as of April 1, 2020
Definitions
Class D shares - shall mean the shares of the Company’s common stock classified as Class D.
Class I shares - shall mean the shares of the Company’s common stock classified as Class I.
Class S shares - shall mean the shares of the Company’s common stock classified as Class S.
Class T shares - shall mean the shares of the Company’s common stock classified as Class T.
Company - shall mean CIM Income NAV, Inc., a Maryland corporation.
Dealer Manager - shall mean CCO Capital, LLC, a Delaware limited liability company.
NAV - shall mean the net asset value of the Company or a class of its shares, as the context requires, determined in accordance with the Company’s valuation policies and procedures.
Stockholders - shall mean the holders of Class T, Class S, Class D or Class I shares.
Share Redemption Program
Stockholders may request that the Company redeem shares of its common stock through such Stockholder’s financial advisor or directly with the Company’s transfer agent. The procedures relating to the redemption of shares of the Company’s common stock are as follows:

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Under this share redemption program, to the extent the Company chooses to redeem shares in any particular month the Company will only redeem shares as of the opening of the last calendar day of that month (a “Redemption Date”). To have shares redeemed, a Stockholder’s redemption request and required documentation must be received in good order by 4:00 p.m. (Eastern Time) on the second to last business day of the applicable month. Settlements of share redemptions will be made within three business days of the Redemption Date. Redemption requests received and processed by the Company’s transfer agent will be effected at a redemption price equal to the NAV per share on the applicable Redemption Date, subject to any Short-Term Trading Fee (as defined below).

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A Stockholder may withdraw his or her redemption request by notifying the transfer agent, directly or through the Stockholder’s financial intermediary, as provided below. Redemption requests must be withdrawn before 4:00 p.m. (Eastern Time) on the last business day of the applicable month.

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If a redemption request is received after 4:00 p.m. (Eastern Time) on the second to last business day of the applicable month, the redemption request will be executed, if at all, on the next month’s Redemption Date at the NAV per share applicable to that month (subject to any Short-Term Trading Fee), unless such request is withdrawn prior to the redemption. Redemption requests received and processed by the Company’s transfer agent on a business day, but after the close of business on that day or on a day that is not a business day, will be deemed received on the next business day.

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Redemption requests may be made by a Stockholder either by mail or by contacting his or her financial intermediary, both subject to certain conditions described in this share redemption program. If making a redemption request by contacting a financial intermediary, such financial intermediary may require a Stockholder to provide certain documentation or information. If making a redemption request by mail to the transfer agent, such Stockholder must complete and sign a redemption authorization form, which will be available on the Company’s website, www.cimgroup.com. Written requests should be sent to the transfer agent at the following address:

DST Systems, Inc.
P.O. Box 219312
Kansas City, MO 64121-9312

Overnight Address:
DST Systems, Inc.
430 West 7th St.
Kansas City, MO 64105
Toll Free Number: 866-907-2653
Shares held in a custodial account require custodial authorization of share redemptions. Corporate investors and other non-individual entities must have an appropriate certification on file authorizing redemptions. A signature guarantee may be required.

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For processed redemptions, Stockholders may request that redemption proceeds are to be paid by mailed check provided that the check is mailed to an address on file with the transfer agent for at least 30 days.

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Stockholders may also receive redemption proceeds via wire transfer, provided that wiring instructions for their brokerage account or designated U.S. bank account are provided. For all redemptions paid via wire transfer, the funds will be wired to the account on file with the transfer agent or, upon instruction, to another financial institution provided that the Stockholder has made the necessary funds transfer arrangements. The customer service representative can provide detailed instructions on establishing funding arrangements and designating a bank or brokerage account on file. Funds will be wired only to U.S. financial institutions (ACH network members).

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A medallion signature guarantee will be required in certain circumstances described below. The medallion signature process protects Stockholders by verifying the authenticity of a signature and limiting unauthorized fraudulent transactions. A medallion signature guarantee may be obtained from a domestic bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide signature guarantees. The Company reserves the right to amend, waive or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption or transaction request. The Company may require a medallion signature guarantee if, among other reasons: (1) the amount of the redemption request is over $100,000; (2) the Stockholder wishes to have redemption proceeds transferred to an account other than the designated bank or brokerage account on file for at least 30 days or sent to an address other than the Stockholder’s address of record for the past 30 days; (3) the Stockholder is requesting that redemption proceeds be paid to someone other than the account owner; or (4) the Company’s transfer agent cannot confirm a Stockholder’s identity or suspects fraudulent activity.

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If a Stockholder has made multiple purchases of shares of the Company’s common stock, any redemption request will be processed on a first in/first out basis unless otherwise requested in the redemption request.

Minimum Account Redemptions
In the event that any Stockholder fails to maintain the minimum balance of $2,500.00 of shares of the Company’s common stock, the Company may redeem all of the shares held by that Stockholder at the redemption price in effect on the date the Company determines that such Stockholder has failed to meet the minimum balance, less any Short-Term Trading Fee. In addition, if a Stockholder owns fewer shares of common stock than the minimum set by the Company’s external manager and disclosed in the Company’s prospectus, the Company may redeem those shares without the Stockholder’s permission after providing at least 90 days’ notice to attain the minimum. Minimum account redemptions will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in the Company’s NAV. Minimum account redemptions are subject to any Early Redemption Deduction.
Sources of Funds for Redemptions
The Company may fund redemption requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and the Company has no limits on the amounts it may pay from such sources.
In an effort to have adequate cash available to support the share redemption program, the Company may reserve borrowing capacity under a line of credit. The Company could then elect to borrow against this line of credit in part to redeem shares presented for redemption during periods when it does not have sufficient proceeds from operating cash flows or the sale of shares in its offerings to fund all redemption requests.

Redemption Limitations
The Company may redeem fewer shares than have been requested in any particular month to be redeemed under this share redemption program, or none at all, in its discretion at any time. In addition, the total amount of Class T, Class S, Class D and Class I shares that the Company will redeem is generally limited, in any calendar month, to shares whose aggregate value (based on the redemption price per share on the Redemption Date) is no more than 2% of the Company’s aggregate NAV as of the last calendar day of the previous calendar month and, in any calendar quarter, to shares whose aggregate value is no more than 5% of the Company’s aggregate NAV as of the last calendar day of the previous calendar quarter.
In the event that the Company determines to redeem some but not all of the shares submitted for redemption during any month, shares submitted for redemption during such month will be redeemed on a pro rata basis. All unsatisfied redemption requests must be resubmitted after the start of the next month or quarter, or upon the recommencement of this share redemption program, as applicable.
If the NAV per share for the applicable month is not made available by the tenth business day prior to the last business day of the month (or is changed after such date), then no redemption requests will be accepted for such month and stockholders who wish to have their shares redeemed the following month must resubmit their redemption requests.
Should redemption requests, in the Company’s judgment, place an undue burden on its liquidity, adversely affect the Company’s operations or risk having an adverse impact on the company as a whole, or should the Company otherwise determine that investing its liquid assets in real properties or other illiquid investments rather than redeeming the Company’s shares is in the best interests of the company as a whole, it may choose to redeem fewer shares in any particular month than have been requested to be redeemed, or none at all. Further, the Company’s board of directors may modify, suspend or terminate this share redemption program if it deems such action to be in the best interest of the Company and its Stockholders. Material modifications, including any amendment to the 2% monthly or 5% quarterly limitations on redemptions, to and suspensions of the share redemption program will be promptly disclosed to Stockholders in a prospectus supplement (or post-effective amendment if required by the Securities Act of 1933, as amended) or special or periodic report filed by us. Material modifications will also be disclosed on the Company’s website. In addition, the Company may determine to suspend this share redemption program due to regulatory changes, changes in law or if the Company becomes aware of undisclosed material information that it believes should be publicly disclosed before shares are redeemed. Once this share redemption program is suspended, the Company’s board of directors must affirmatively authorize the recommencement of this program before Stockholder requests will be considered again.
Short-Term Trading Fees
There is no minimum holding period for shares of the Company’s common stock and Stockholders can request that the Company redeem their shares at any time. However, to protect the interest of long-term Stockholders and to reduce the possible impact on the Company’s performance of short-term trading in its common stock, Stockholders who redeem their shares of the Company’s common stock within the first year of the date of purchase will be subject to a short-term trading fee of 5% of the aggregate NAV of the applicable class of shares of common stock redeemed (a “Short-Term Trading Fee”). The holding period is measured as of the subscription closing date immediately following the prospective Redemption Date. The Short-Term Trading Fee will be paid to the Company, not a service provider, as a reduction in the purchase price for the shares being redeemed and will inure indirectly to the benefit of the Company’s remaining Stockholders. The Short-Term Trading Fee will also generally apply to minimum account redemptions.

The Short-Term Trading Fee will not apply in certain circumstances, provided that the Company received advance notice of such circumstances, such as redemptions in the event of a Stockholder’s death, redemptions made as part of a systematic withdrawal plan, redemptions in connection with periodic portfolio rebalancings and redemptions of shares acquired through the Company’s distribution reinvestment plan. The Company reserves the right for its external manager to make special exceptions for other accounts, under limited circumstances.

Some financial intermediaries, plan sponsors or recordkeepers that hold omnibus accounts with the Company may be currently unable to track the trading activities of individual stockholders or plan participants or may be unwilling to assess Short-Term Trading Fees. In these cases, the Company may be unable to impose Short-Term Trading Fees at the individual participant level on a look-through basis. Some of these firms may use different systems or criteria to assess, on their own behalf, fees that they may impose that may be different from, lower or higher than, or in some cases in addition to, the Short-Term Trading Fee.

As set forth above, the Company may waive the payment of Short-Term Trading Fees in respect of redemption of shares resulting from the death of a Stockholder who is a natural person, subject to the conditions and limitations described above, including shares held by such Stockholder through a revocable grantor trust or an IRA or other retirement or profit-sharing plan, after receiving written notice from the estate of the Stockholder, the recipient of the shares through bequest or inheritance, or, in the case of a revocable grantor trust, the trustee of such trust, who shall have the sole ability to request redemption on behalf of the trust. The Company must receive the written redemption request within 12 months after the death of the Stockholder in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death of a Stockholder. Such a written request must be accompanied by a certified copy of the official death certificate of the Stockholder. If spouses are joint registered holders of shares, the request to have the shares redeemed may be made if either of the registered holders dies. If the Stockholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right of redemption upon death does not apply.
Items of Note
When a Stockholder makes a request to have shares redeemed, he or she should note the following:

•	Stockholders will not receive interest on amounts represented by uncashed redemption checks;

•	Redemption proceeds relating to recently purchased shares will not be paid until the purchase payment has cleared, usually ten days;

•	Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted or canceled and the proceeds may be withheld;

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The Company reserves the right to reject any redemption request where, in the sole judgment of the Company’s external manager, the redemption request is inconsistent with the Company’s excessive trading policy;

•	The Company may require additional documentation for redemptions by a corporation, partnership, trust, agent or fiduciary;

•	Redemptions that are part of any systematic withdrawal program are subject to all rules and limitations applicable to redemptions generally.

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All shares of the Company’s common stock requested to be redeemed must be beneficially owned by the Stockholder of record making the request or his or her estate, heir or beneficiary, or the party requesting the redemption must be authorized to do so by the Stockholder of record of the shares or his or her estate, heir or beneficiary, and such shares of common stock must be fully transferable and not subject to any liens or encumbrances. In certain cases, the Company may ask the requesting party to provide evidence satisfactory to the Company that the shares requested for redemption are not subject to any liens or encumbrances. If the Company determines that a lien exists against the shares, the Company will not be obligated to redeem any shares subject to the lien; and

IRS regulations require the Company to determine and disclose on Form 1099-B the adjusted cost basis for shares of the Company’s stock sold or redeemed. Although there are several available methods for determining the adjusted cost basis, unless a Stockholder elects otherwise, which such Stockholder may do by checking the appropriate box on the subscription agreement or calling the Company’s customer service number at 866-907-2653, the Company will utilize the first-in-first-out method. For purposes of calculating a Stockholder’s cost basis using the first-in-first-out method, tax lots of both held shares and available shares are used.
Excessive Trading and Other Policies
The Company may reject for any reason, or cancel as permitted or required by law, any subscriptions for shares of its common stock. For example, the Company may reject any subscriptions from market timers or investors that, in the Company’s opinion, may be disruptive to our operations. Excessive purchases and sales of our shares can harm Stockholders in various ways, including reducing the returns to long-term Stockholders by increasing the Company’s costs, disrupting portfolio management strategies and diluting the value of the shares of long-term Stockholders.
In general, Stockholders may request that the Company redeem their shares of our common stock once every 30 days. However, the Company prohibits excessive trading. The Company defines excessive trading as follows:

•	any Stockholder who requests that the Company redeem its shares of the Company’s common stock within 30 calendar days of the purchase of such shares;

•	transactions deemed harmful or excessive by the Company or its external manager (including, but not limited to, patterns of purchases and redemptions), in its sole discretion; and

•	transactions initiated by financial advisors, among multiple stockholder accounts, that in the aggregate are deemed harmful or excessive.
The following are excluded when determining whether transactions are excessive:

•	purchases and requests for redemption of the Company’s shares in the amount of $2,500 or less;

•	purchases or redemptions initiated by the Company; and

•	transactions subject to the trading policy of an intermediary that the Company deems materially similar to its policy.
At the Dealer Manager’s discretion, upon the first violation of the policy in a calendar year, purchase and redemption privileges may be suspended for 90 days. Upon a second violation in a calendar year, purchase and redemption privileges may be suspended for 180 days. On the next business day following the end of the 90- or 180-day suspension, any transaction restrictions placed on a Stockholder may be removed.
Mail and Telephone Instructions
The Company and its transfer agent will not be responsible for the authenticity of mail or phone instructions or losses, if any, resulting from unauthorized Stockholder transactions if they reasonably believe that such instructions were genuine. The Company and its transfer agent have established reasonable procedures to confirm that instructions are genuine including requiring the Stockholder to provide certain specific identifying information on file and sending written confirmation to Stockholders of record no later than five days following execution of the instruction. Failure by the Stockholder or its agent to notify the Company’s transfer agent in a timely manner, but in no event more than 60 days from receipt of such confirmation, that the instructions were not properly acted upon or any other discrepancy will relieve the Company, the Company’s transfer agent and the financial advisor of any liability with respect to the discrepancy.